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                                                                   Exhibit 10(b)

                     Amendment No. 1 to Cleveland-Cliffs Inc
               Voluntary Non-Qualified Deferred Compensation Plan
                (amended and restated effective December 1, 1996)


                  Cleveland-Cliffs Inc ("Cleveland-Cliffs") hereby amends the Cleveland-Cliffs Voluntary Non-Qualified Deferred Compensation Plan (as amended and restated effective December 1, 1996) (the "Plan") pursuant to Paragraph 9.1. as follows:

         1. Paragraph 6.5(c) of the Plan is amended by inserting the words "or inactive" after the word "active" and before the word "Employee" in the last proviso of such paragraph.

                  IN WITNESS WHEREOF, Cleveland-Cliffs Inc pursuant to the order of its Board of Directors, has executed this Amendment No. 1 to the Plan this 31st day of March, 1998, to be effective November 1, 1997.

                                           CLEVELAND-CLIFFS INC



                                           By: /s/ R F Novak
                                              --------------------------------
                                              Vice President - Human Resources